Accrued Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 23, 2012	Dec. 25, 2011	Dec. 26, 2010
Accrued Liabilities [Line Items]
Accrued compensation and related benefits	$ 3,794	$ 2,500	$ 1,795
Sales, property, and liquor taxes	2,492	1,787	1,586
Other accruals	2,697	1,552	858
Deferred gift card revenue	571	846	660
Accrued offering expenses		763
Accrued interest	31	317	163
Total accrued liabilities	$ 9,585	$ 7,765	$ 5,062